Exhibit 99.2

INVESTOR PRESENTATION e. GO – J u l y 2 022

Disclaim er - 1 of 3 2 The views and statements provided in this Presentation are based on information derived from Next.e.GO Mobile SE‘ and its affiliates' (collectively, “Next.e.GO”) own internal sources and estimates, information provided by 3 rd parties and also from publicly available sources that have not been independently verified by Next.e.GO or Athena Consumer Acquisition Corp. ("Athena"). Neither Next.e.GO or Athena has independently verified the accuracy or completeness of these sources. This Presentation (references to which shall be deemed to include any information which has been or may be supplied in writing or orally in connection herewith or in connection with any further enquiries) is being delivered to recipients interested in a transaction involving Next.e.GO and Athena (the "Transaction"). By its acceptance hereof, each recipient agrees that neither it, its affiliates nor their respective agents, partners, directors, accountants, counsel, officers, employees or other representatives (collectively, “Representatives”) will copy, reproduce or distribute to others this Presentation, in whole or in part, at any time without the prior written consent of Next.e.GO and Athena and that it will keep confidential all information contained herein not already in the public domain and will use this Presentation for the sole purpose of deciding whether to proceed with a further investigation of Next.e.GO or the Transaction. The recipient shall be responsible for any violation of obligations by any of its Representatives. No representation, warranty or undertaking, express or implied, is made or will be given by Next.e.GO, Athena and their respective affiliates and Representatives as to the fairness, accuracy, completeness or reliability of this Presentation and the information and or statements contained therein. Any recipient of this Presentation is responsible for conducting his or her own due diligence and other enquiries as well as making his or her own analysis and his or her own independent assessment of the information provided herein in connection with the Transaction. Any decision to rely on the information contained in this Presentation is the sole responsibility of the recipient of this document and neither Next.e.GO nor Athena will be responsible for any loss incurred by the recipient as a result of any actions taken by him or her relying upon the information herein. This Presentation is based, in part, upon management estimates and forecasts of Next.e.GO and reflects views and opinions solely of Next.e.GO as of the date of this Presentation, all of which are accordingly subject to change. Any such estimates, forecasts, views or opinions set forth in this Presentation constitute Next.e.GO’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. In addition, Next.e.GO’s analyses contained herein are not, and do not purport to be, appraisals of the issued share capital, assets or business of Next.e.GO, Athena or any other entity. Further, this Presentation does not purport to contain all information that may be required or relevant to an evaluation of the Transaction. Nothing in this Presentation is, or should be relied upon as, a promise or representation either as to future results or events or as to the reasonableness of any assumption or view contained herein (whether expressed or implied) and neither Next.e.GO nor Athena accepts any responsibility or liability whatsoever for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This Presentation may contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future events, contracts, prospects and future financial performance. These forward - looking statements are not guarantees or predictions of future performance and involve known and unknown material risks, uncertainties and other factors, many of which are beyond the control of Next.e.GO and Athena and which may cause actual results to materially differ from those expressed in the statements contained in this Presentation. These forward - looking statements include, but are not limited to, expectations with respect to future performance and anticipated financial impacts of the Transaction, the timing of the completion of the Transaction, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and involve significant risks and uncertainties that could cause actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties included on pages 5 - 7 of this Presentation as well as those described in the “Risk Factors” section of Athena’s Annual Report on Form 10 - K, which was filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2022 (the “Annual Report”). In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement on Form F - 4 relating to the Transaction, which is expected to be filed with the SEC, and other documents filed by Next.e.GO and Athena from time to time with the SEC. Neither Athena nor Next.e.GO undertakes or accepts any obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Disclaim er - 2 of 3 3 This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Consequently, it does not contain all the information which would be required to be contained in such a prospectus or disclosure document such as, for example, details of the assets and liabilities, financial position, profits and losses and prospects of any of the entities referred to in this Presentation. The material provided in this Presentation is provided for the information of recipients and does not constitute an invitation or inducement to such persons to enter any investment activity relating to those entities. Next.e.GO and Athena have not considered the objectives, financial position or needs of any recipient. The recipient should obtain and rely upon his or her own professional advice from their tax, legal, accounting, financial and other professional advisors in respect of the recipient’s objectives, financial position or needs before making any investment decision based on information contained in this Presentation. Neither this Presentation nor any of its contents may be reproduced or used for any other purpose without the prior written consent of Next.e.GO and Athena. In accepting this Presentation, the recipient agrees that it is provided solely for its use in connection with providing background information on Next.e.GO and considering the transaction and that it is not to be used for any other purpose. Should a security described in this Presentation be denominated in a currency other than the recipient’s home currency, a change in exchange rates may adversely affect the price of, value of, or income derived from the security. Neither this Presentation nor any of its contents is represented to comply with nor is to be construed to comply with any of the legal requirements in any jurisdiction in respect of an offer to buy or sell or a solicitation of an offer to buy or sell securities. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Next.e.GO’s and Athena’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but Next.e.GO and Athena will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. This Presentation contains certain estimated preliminary financial results and key operating metrics of Next.e.GO for the year ended December 31, 2021, and the historical financial information with respect to Next.e.GO contained in the Presentation has been taken from or prepared based on historical financial statements of Next.e.GO, including unaudited financial statements for its fiscal year ended December 31, 2021. Next e.GO's historical financial information was prepared in accordance with German generally accepted accounting principals ("German GAAP"). Such information has not been presented in accordance with generally accepted accounting principals in the United States ("U.S. GAAP"), International Financial Reporting Standards ("IFRS") or audited in accordance with either Public Company Oversight Board (“PCAOB”) standards or generally accepted auditing standards in the U.S. German GAAP differs in certain respects from U.S. GAAP and IFRS. Potential investors should consult their own professional advisors for an understanding of the differences between German GAAP, U.S. GAAP and IFRS, and of how those differences might affect the financial information presented herein. This information is preliminary and subject to adjustment in connection with the completion of Next.e.GO’s audit for the fiscal year ended December 31, 2021. As such, Next.e.GO’s actual results and financial condition as reflected in the financial statements that will be included in the proxy statement/prospectus on Form F - 4 for the Transaction may be adjusted or presented differently from the historical financial information herein, and the variations could be material. Certain of the financial measures included in this Presentation, have not been prepared in accordance with German GAAP, U.S. GAAP or IFRS, and constitute “non - GAAP financial measures” as defined by the SEC. Next.e.GO has included these non - GAAP financial measures (including on a forward - looking basis) because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of Next.e.GO or any successor entity in the Transaction. These non - GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. In addition, these non - GAAP financial measures may differ from non - GAAP financial measures with comparable names used by other companies. Note however, that to the extent forward - looking non - GAAP financial measures are provided herein, they are not reconciled to comparable forward - looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Disclaim er - 3 of 3 4 This Presentation also contains certain financial forecasts, on pages 39, 40 and 41. Neither Next.e.GO’s nor Athena’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projection for the purpose of their inclusion in this Presentation, and accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those assumptions listed on slide 39. Projections are inherently uncertain due to a number of factors outside of Next.e.GO’s or Athena’s control. While all financial projections, estimates and targets are necessarily speculative, Next.e.GO and Athena believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Athena, Next.e.GO and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests of Athena’s directors and officers in the Transaction in Athena’s filings with the SEC, including Athena’s Annual Report. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Athena’s stockholders in connection with the Transaction will be set forth in the proxy statement/prospectus on Form F - 4 for the Transaction. Investors, stockholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Transaction . Investors, stockholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Next . e . GO and Athena through the website maintained by the SEC at www . sec . gov . Copies of the documents filed with the SEC by Athena can be obtained free of charge by directing a written request to Athena at 442 5 th Avenue, New York, NY 10018 . All images are copyright to their respective owners and are protected under international copyright laws .

R is k s Rel a t e d t o o ur I n d u s t ry • Our success and future growth is dependent upon the market’s willingness to adopt electric vehicles. • The electric vehicle market is highly competitive. • Developments in vehicle technology may adversely affect the demand for electric vehicles. • D e m a nd i n t he a ut o mo b i le i n d ust r y i s h i ghly v o la t i le . 5 R is k s r el a t e d t o o ur B u s i n e s s an d O p e r a t i o n s • We are an early stage company with a history of significant losses, expect to incur significant costs and expenses as well as continuing losses for the foreseeable future and depend on the contemplated transaction and other external financing to continue our operations. • Our limited operating history makes it difficult for us to evaluate our future business prospects. • Our ability to develop and manufacture vehicles of sufficient quality and appeal to customers on schedule and on a large scale is unproven. • We will initially depend on a limited number of car models. • The success of our business depends on attracting and retaining a large number of customers. If we are unable to do so, we will not be able to achieve profitability. • We face significant challenges as a new entrant in the automotive industry. • We may be unable to adequately control or, where necessary, reduce, the capital expenditures and costs associated with our business and operations. • We could experience cost increases or disruptions in supply of raw materials or other components used in our vehicles. • We depend upon third parties to manufacture and to supply key semiconductor chip components necessary for our vehicles. We do not have long - term agreements with semiconductor chip manufacturers and suppliers, and if these manufacturers or suppliers become unwilling or unable to provide an adequate supply of semiconductor chips, with respect to which there is a global shortage, we would not be able to find alternative sources in a timely manner and our business would be adversely impacted. • We are dependent on our existing suppliers, a significant number of which are single - or limited - source suppliers, and are also dependent on our ability to source suppliers, for our critical components, and to complete the building out of our supply chain, while effectively managing the risks due to such relationships. • Breaches in data security, failure of information security systems and privacy concerns could adversely impact our financial condition, subject us to penalties, damage our reputation and brand, and harm our business, prospects, financial condition, results of operations, and cash flows. • Our long - term results depend upon our ability to successfully introduce and market new products and services, which may expose us to new and increased challenges and risks . • If we fail to scale our business operations, ramp up manufacturing capacity to target levels or otherwise manage our future growth effectively as we attempt to rapidly grow our company, we may not be able to produce, market, service and sell (or lease) our vehicles successfully . • We may not succeed in establishing, maintaining and strengthening our brand, which would materially and adversely affect customer acceptance of our vehicles and components and our business, prospects, financial condition, results of operations, and cash flows. • Our microfactory production may lead to increased costs, delayed and/or reduced production of our vehicles and adversely affect our ability to operate our business. • We rely on complex robotic, assembly and component manufacturing for our operations, and production involves a significant degree of risk and uncertainty in terms of operational performance, safety, security, and costs. • Our vehicles rely on software and hardware that is highly complex, and if these systems contain errors, bugs, vulnerabilities, or design defects, or if we are unsuccessful in addressing or mitigating technical limitations in our systems, our business could be adversely affected. • Our use of open source software in our applications could subject our proprietary software to general release, adversely affect our ability to sell our services and subject us to possible litigation, claims or proceedings. • If there is inadequate access to charging stations, our business will be materially and adversely affected. • Our vehicles will make use of lithium - ion battery cells, which, if not appropriately managed and controlled, have been observed to catch fire or vent smoke and flame. • We may not be able to accurately estimate the supply and demand for our vehicles, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue and profits. If we fail to accurately predict our manufacturing requirements, we could incur significant additional costs or experience delays. • We have minimal experience servicing and repairing our vehicles. If we or our partners are unable to adequately service our vehicles, our business, prospects, financial condition, results of operations, and cash flows may be materially and adversely affected. • Reservations for any of our products may be cancellable. • Vehicle retail sales depend heavily on affordable interest rates and availability of credit for vehicle financing and a substantial increase in interest rates could materially and adversely affect our business, prospects, financial condition, results of operations, and cash flows. • We will be subject to risks associated with exchange rate fluctuations, interest rate changes and credit risk. • Insufficient warranty reserves to cover future warranty claims could materially adversely affect our business, prospects, financial condition and operating results. Risk Facto r s - 1 of 3 The risks presented below are certain of the general risks related to Next.e.GO's (the "Company," "we," "us" and "our) business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Athena) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and the Company makes no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from, and will be more extensive than, those presented below.

Risk Facto r s - 2 of 3 6 The risks presented below are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Athena) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and the Company makes no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from, and will be more extensive than, those presented below. • Future product recalls could materially adversely affect our business, prospects, operating results and financial condition. • We may face risks associated with our growth strategy and international operations, including unfavorable regulatory, political, tax and labor conditions, which could harm our business. • Our joint - venture partners may fail to meet their contractual commitments to us on time or at all, which could negatively impact our decentralized growth strategy and harm our business and operations. • If we are unable to attract and retain key employees and hire qualified management, technical and vehicle engineering personnel, our ability to compete could be harmed. • Our business may be adversely affected by labor and union activities. • Our management team has limited experience managing a public company, and publicly traded company reporting and compliance requirements could divert resources from the day - to - day management of our business. • Certain of our principal shareholders or their affiliates are or may in the future engage in, and certain of our directors are affiliated with entities that may in the future engage in commercial transactions with us, or business activities similar to those conducted by us which may compete directly or indirectly with us, causing such shareholders or persons to have conflicts of interest. • We face risks related to health epidemics, including the recent COVID - 19 pandemic, which could have a material adverse effect on our business and results of operations. • We rely on third - party vendors for certain product and service offerings, which exposes us to increased risks. • If our vehicle owners customize our vehicles with aftermarket products, the vehicles may not operate properly, which may create negative publicity and could harm our brand and business. • We may not be able to accurately estimate the ability to generate revenue from CO2 pooling and/or licensing activities. This could materially affect our revenue projections, results of operations, and cash flows. R e g u l a t o r y , L e g a l a n d Ta x R isk s • We are subject to substantial regulation and unfavorable changes to, or failure by us to comply with, these regulations could substantially harm our business and operating results. • We may face regulatory challenges attempting to sell our vehicles directly to customers. • We may face business and legal risks and uncertainties arising from the acquisition of our predecessor's business and assets following the opening of insolvency proceedings over its assets in July 2020. • We are subject to various environmental laws and regulations that could impose substantial costs upon us. • We may be involved in legal proceedings based on the alleged violation of intellectual property rights, such as patent or trademark infringement claims, which may be time - consuming and cause us to incur substantial costs. • We may not be able to develop, acquire, maintain or prevent others from unauthorized use of our intellectual property, which could harm our business and competitive position. • We may be subject to litigation, including product liability proceedings, proceedings challenging the Business Combination, or other legal proceedings that could, even if ultimately unfounded, cause us to spend substantial resources and disrupt our business. • We intend to retain certain personal information about our customers and may be subject to various privacy laws. • We are or will be subject to anti - corruption, anti - bribery, anti - money laundering, financial and economic sanctions and similar laws, and non - compliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect our business, prospects, financial condition, results of operations, and cash flows. R is k s Rel a t i ng t o o u r F i n a n c i ng P o si t i o n • Our business plans require a significant amount of capital, which may not be available to us on acceptable terms or at all when we need them or may cause dilution to our existing shareholders, restrict our operations or cause us to relinquish valuable rights . • We may not be able to obtain or agree on acceptable terms and conditions for all or a significant portion of the government grants, loans and other incentives for which we may apply. As a result, our business and prospects may be adversely affected. • The unavailability, reduction or elimination of government and economic incentives or imposition of any additional taxes or surcharges could have a material adverse effect on the development of the e mobility market, our business, prospects, financial condition and operating results. R is k s Rel a t i ng t o t h e Bu s i n e s s C o m b i n a t i o n • The process of taking a company public by means of a business combination with a special purpose acquisition company (“SPAC”) is different from taking a company public through an underwritten offering and may create risks for our unaffiliated investors. • The pro forma consolidated financial information may not be an indication of TopCo’s financial condition or results of operations following the Business Combination, and accordingly, investors have limited financial information on which to evaluate TopCo and their investment decision . • During the pre - closing period, Athena and Next . e . GO Mobile are prohibited from entering into certain transactions that might otherwise be beneficial to Athena, Next . e . GO Mobile or their respective shareholders . • Uncertainties about the Business Combination during the pre - closing period may cause a loss of key management personnel and other key employees .

Risk Facto r s – 3 of 3 7 The risks presented below are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Athena) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and the Company makes no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from, and will be more extensive than, those presented below. • Uncertainties about the Business Combination during the pre - closing period may cause third parties to delay or defer decisions concerning Next.e.GO Mobile or seek to change existing arrangements. • Subsequent to the consummation of the Business Combination, TopCo may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause investors to lose some or all of their investment. R is k s Rel a t i ng t o t h e O r d i n a ry S h a r e s • The rights of TopCo’s shareholders and the duties of TopCo’s directors will be governed by (i) Dutch law, (ii) the TopCo Articles of Association and (iii) internal rules and policies adopted by the TopCo Board, and will differ in some important respects from the rights of shareholders and the duties of members of a board of directors of a company incorporated in Delaware. • TopCo will be organized and existing under the laws of the Netherlands, and, as such, the rights of TopCo shareholders and the civil liability of TopCo directors and executive officers will be governed in certain respects by the laws of the Netherlands. • TopCo does not anticipate paying dividends on TopCo Shares. • Each of Athena’s and Next.e.GO Mobile’s current equityholders will own a significant portion of TopCo Shares and will have representation on the TopCo Board. Athena’s and Next.e.GO Mobile’s current equityholders may have interests that differ from those of other shareholders. • The market price and trading volume of TopCo Shares and TopCo Public Warrants may be volatile and could decline significantly following the Business Combination. • If securities or industry analysts do not publish research, publish inaccurate or unfavorable research or cease publishing research about TopCo, its share price and trading volume could decline significantly. • TopCo Shareholders may not be able to exercise pre - emption rights and, as a result, may experience substantial dilution upon future issuances of TopCo Shares or rights to subscribe for TopCo Shares.

Proven Track Record in L e adership, Innovation, and Production E . G O S E N I O R L E A D E R S H I P T E A M Ing. Ali Vez v a ei C h a irm a n of t h e Bo a r d Dr . - Ing. S t efan R udolf C h ie f T ec hn o l o g y Offi c er Ari a ne M a rtini C h ie f H um an R e source Officer 25+ years e x p eri e n c e in variou s HR an d c om m u n ic a tion l ea ders h ip p os it i on s in glob a l p u bl ic l isted fa s t - mo v ing c on s u mer good s c om p an i e s Eel co V a n Der Lei j C h ie f F in a n c ial Offi c er M a rtin C. K lein C h ie f E x ec utiv e Offi c er 2 0 + yea rs e x p eri e n c e in b oa rd , e x ec u ti v e an d o p era tion a l ma na g e ment, incl u ding tec hn ol ogy a n d en erg y - tec h glob a l inv e st m ents 8 25+ years e x p eri e n c e in e x ec u ti v e an d o p era tion a l m a na gemen t in th e a u tomoti v e industry (OEM an d s u pp l i e r ) 1 0 + yea rs e x p eri e n c e in prod u c t de v elo p men t, prod u c tion & c om p l e x ity m a na gemen t. Va riou s sen ior engin eer i n g rol es in inn o v a tion an d p rod u c tion management 30+ yea rs e x p eri e n c e in fin a n c e & m a na ging direc tor p os it i on s in p u bl ic & pri va te glob a l energy & fa s t - mo v ing c on s u mer good s c om p an i e s

D e e R o b i n s o n D i r ec t or A t h e na C o n s u mer F o u nd er, C E O & Director K a y K op l ov i tz D i r ec t or A t h e na T ech & Consumer F o u nd e r & D i r e cto r J a n e P a r k C E O A t h e na C o n s u m e r F o u nd e r & C E O INTRODUCING The Ath e na Cons u mer F a mily I s ab e ll e F r e i d h e i m C h a i r m a n o f A t h e n a Consumer V e nt u re C a p it a list & CEO Sa r a h K a uss D i r e c t o r A t hena C o n s u m e r F o un d er S ’w e ll & E n t re p r e nu er BOARD OF DIRECTORS J e nn i f e r Ca rr - S m i t h C OO & P r e s i d e n t A t h e n a Consumer D i g it a l T r a nsfo r m at i on Pioneer J a n e P a r k C E O A t h e na C o n s u m e r F o u nd e r & C E O A n g y S m i t h CF O A t h e na C o n s u m e r E x e c u tive & Growth C o m p any F inanc i a l E x p e rt MANAGEMENT TEAM M i nn i e I n g er s o l l I nve st or A t hena C o n s um e r Co - f o un d er S h i f t (N A S D A Q : S F T ) & I n v e st or L a u re n M a i ll i a n A d viso r A t hena C o n s u m e r C E O at D igital u n d ivi d e d D e v o n P i k e A d v i s o r A t hena Tec h & Consumer F o un d er & D i r e c t o r D a w n R o b e r t s o n A dv isor A t h e na T ech & Consumer Co - fo u nd e r & E x e c u tive A l e x a n d r a W i l kis W i l s o n A d viso r A t hena Tec h & Consumer Co - f o un d er, C E O & Director L ockie A n d r e w s A dv isor A t h e n a Consumer C E O & I n v e s t o r AFFILIATES 9

ATHENA BOARD OF DIRECTORS • O v er 1 5 yea rs of exp eri e n c e in v ent ure c a p ital , fin a n c e an d entrepreneurship • Co - fo u n der a n d Ma na ging Pa rtner of C a st l e VC • Co - fo u n der o f M a gn ifi • Co - fo u n der o f T h e L ondo n Fund I sab elle Fr eid heim C h a i r ma n of the B o a rd Experienc e d Boa r d with Expertise in Tec h - Enab led Consumer Industry • Fo u n der an d f orm er C ha irm a n an d C EO of US N etworks, S yFy C hann el, an d U S A N etw orks International • C ha irm a n of S p ringboa rd Enterprises • Form er Bo a rd M emb er of Ora c l e, T IME, an d L iz C l a iborn e Kay Ko p l o vitz Director • Fo u n der an d C EO of Rob ins on Hill • Bo a rd M emb er for Ac c el Ent erta inment, W intr u st Ba n k C h ic a go, C 2 0 0 , an d PG A Reach • Form er Bo a rd M emb er of Jo hn so n & Jo hn so n Dee R o b i nson Director Jane Park C EO of A thena C ons u m er and D i r e c tor • Vent u re - b a c k e d Fo u n der, Ent rep ren eu r an d C EO • Fo u n der an d C EO of T ok k i • Fo u n der an d f orm er C EO of J u lep ( a c q u ired by W a rb u rg Pincus) • Former E x ecu ti v e of Starbucks • EY Ent rep ren eu rial W inning W om an in 2014 • R e c ogn iz ed a s a Fort u n e ’ s “40 u n der 4 0 ” hon oree in 2014 • Fo u n der an d C ha irm a n of S’well • Bo a rd mem ber of th e UNIC EF U S A N ew Y ork R e gion a l Bo a rd Sa r ah Kau s s Director Select Past and Current Affiliations 10

2 P R OV E N, UNIQUE & MODULAR MIC RO - FACTORY 3 4 5 AHE AD OF THE CUR VE 1 11

What Is Driving Us? O U R “ W H Y ” OUR PL ANET NEE DS HE L P A nd T he T im e is N O W… ! THE DARK SIDE OF THE EV W e beli eve t he race t o “ over s ize d” ba t t eri es costs l ive s & l ive l ihoo d s WE B E LI E VE LA R GE C E NTR A LI Z E D FACTORIES Exacerbate environmental and geopolitical concerns and likely not a “risk - adjusted” investment 12 ENV IR O N M E NT A L SUSTAINABILITY We do no t believe t here can be real sus t ainabil i t y w ith o ut com m erc ia l va l ue add CI TI E S FI RST We believe urban area s have higher p o t en t ial f or m a ss ado p t ion and imme diate im p ac t of B EVs NOT EN O UGH TO C H ANGE THE P O WER T R A IN We believe that current BEVs 1) are not sufficiently p ur p ose bui l t Note : 1) BEV = Batte ry Ele c tr i c V e hic l e .

Le v eraging Inno v ation To Drive Sustainable Growth O U R “ H O W ” WE BUI L D WHAT WE C O NSI D E R TO BE ONE OF THE MOST SU S TAINA B LE UR B AN B E V In ~ 50% of t he t im e and f o r l es s t han 3 0% of t he conventional Capex compared to traditional OEMs 1) THE ANS W ER IS S M AR T ER NOT LA R GER O u r “ fu t ur e - p roo f ” ba t t ery w ith s m ar t design 5G - READY MIC R OFA C TO R Y Low capex and flexible production (compared to traditional OEMs 1) ) designed to enable decentralized growth C O M M UNITY, EMP L OYME N T AND TA L ENT DEV E L O PM E N T We believe we are positioned to enable lasting economi c and soci al va l ue add 13 UNIQUE F E ATU R ES O u r ap p roac h is designe d t o un l ock addi t ional grow t h and facilitate the development of alternative integrated busi nes s es PU R P O S E - D E SIG N E D B E V, B O RN IN 3 D S m a rt skate b oard ar chitecture: Lightweight, versatile, durable and safe Note: 1) Based on publicly available information and management estimate.

EU Un l i m ite d Ho m ol o g at i o n (Re c ei ve d i n H1 ’ 22) 1,000+ Ca rs o n th e R o ad 1) e. GO‘s 1st M i c roFac to ry Is A l rea d y P rod u c i n g Ca rs 7 M+ K m Dri ve n 1) 9 T B + Da ta R e c ei ve d 1) 1,200+ Ca rs P rod u c e d 1) Delivering On The EV Prom i se Today N O T J U S T A N O T H E R E V D R E A M 01 02 03 04 05 1 st MICR O F ACTO RY establ ish ed in 2 0 1 8 & in p r o duct i o n P LAUSI B LE GRO W TH positioned for p r o g r ess t o war ds E B I TDA break even STRONG P ARTNER SHIPS ac r o ss t he value chain EU H O MOLO GA TE D ca r s o n t he r o ad 2 nd MICR O F ACTO RY nearing s t a r t o f construction Note : 1) A s of 1 8 th J uly 2 0 22 . 14

Differen t iated G e rman Pure - Pl a y Urban BEV Esta b li s hed and In Production S O L I D F O O T H O L D Current Ge o g r aphic Focus Europe, Asia, Emerging N. Americ a , China, Euro p e China, Euro p e N. America N. America N. America N. America N. Americ a , Europe Europe In P roduct i on 1) Alu m inum Spa c e Fra m e Technology 1) 3) Unl i mited EU Homologat i o n 2) MicroFa c t o ry T ech n ology In House P r oduct i on Source: Based on management and publicly available information (e.g., company presentation, marketing material and websites) Note: 1) PHEV vehicles have been in production (Fisker Karma). Production of Fisker Ocean EV not started yet, expected to commence until the end of the year. Aluminum Space Frame only applies to the Fisker Karma (discontinued). 2) Individual type approval for the bus has been obtained, however full type approval for the electric light commercial vehicle has not been communicated so far. 3) No inhouse technology but subcontracted. 15

Emergi ng EV OEMs e . G O’ s p ro p ositions Regu l at o ry E U h o m o lo g a t e d pl a t f o r m Production 1,200+ 2) cars produced, 7M+ km 2) of driving and 9+TB 2) of d a t a, 1 s t M i c r o Fac t o r y cu rr e n t ly p r o d u ci ng v e hi cl e s, wi t h eventual annual production volume expected to reach 30K v e hi cl e s b y 2 0 2 4 Produc t 2021 limited edition sold out 3 ) , 2022 model has generated significant interest among potential customers - approx . 7 , 5 00 + hav e b ee n r e se r v ed 4 ) Comme rc ia l ( S a l es ) D i r e ct a p p r o ach t o cu s t o me r s, s t r a t e g i c p a r t ne r shi p s , d i g i t al sal e s, g lo bal b r and am b as s ad or S ector ( M a rke t ) We b e li e v e t he urban se c t or o ff e r s a f av o r ab le mar k e t o p p o r t u ni t y co nsi d e r i ng t he d e p a r t u r e o f se v e r al O E M s from the segment (discontinuation of relevant products) Infrastructure We believe that e . GO’s battery is the optimal size for urban use case compared with peers and reduces high - capacity cha r g i ng i nf r as t r u c t u r e d ep e nd enc y 5 ) low me d i um h i gh I n di c a t i ve r i sk i ll us t r a t i on 1 ) : W e Believe e.GO Offers a Better Ris k - Adjust e d Choice T H E C H O I C E 16 Note: 1) Indicative risk illustration (management estimate) for the Company and Emerging EV OEMs based on management derived from publicly available information see page 15. 2) A s of 1 8 th J uly 2 0 22 . 3) Production capacity for 2021 limited edition model amounts to 500 vehicles, of which 21 were reserved for internal use. 4) All reservations are non - binding and may be withdrawn at any time. 5) Peers include the established and emerging EV manufacturers including VW, BMW, Fisker and Tesla; management belief.

From Small Start - up to Young Enterprise Sta r t Sm a ll, Th i nk B i g , M o ve Fa s t… O U R J O U R N E Y 2015 Found ed 2 0 1 7 Public Tra n sp ort EV P rotot ype 2018 Firs t Factory Cons tructio n Completed 2019 e. GO Life Re c e iv e d E U H omolog a t ion Type App roval C o llab o r a t i o n wi t h VW 2015 2016 2017 2018 2019 2020 2020 2021 2022 2020 ( H 2) Production Readiness • C o r po r a t e r e s t r u c t u r i n g: N e xt. e .GO M o b i l e S E was e s t ab li sh e d • P r o d u c t i o n r e ad i ne s s • 1 s t i n t e rna t i o nal LOI t o co ns t r u ct a new M i c r o Fac t o r y si g ned 2021 P r oducti o n S ta r ted • S t a r t o f p r o d u c t i o n • C o n tr act t o co ns t r u ct 2 n d M i c r o Fac t o r y si g ned • 3 rd International LOI signed • C O 2 p oo li ng e s t abli sh e d • 2 B r and S t o r e s op ened • S t a r t o f sal e s o f L i m i t e d E d iti o n m o d el (L i f e N e xt) 2022 Int e r nat i o nal G r o w t h • P r o d u c t i o n ca p aci t y f or 2 0 2 1 li m i t e d e d iti o n m o d el so ld o u t 1) • One o f t he f i r st B E Vs t o e nab le G H G 2) qu o t a t r ad i ng f or cu s t o me r s i n Germany • e .wav e X, o u r 2 0 22 m o d e l, un v e i le d and p r o d u c t i o n ca p aci t y f or 2 0 22 f u lly reserved 3) • H i r e d B r and A m b as s ad o r • Dec e n tr ali ze d g r o w t h e xpand s f u r t her (LOIs si g ned/ u n d er negotiation) • F i r st f lee t d e al ( S i xt ) 2 0 1 6 U r b an EV P rotot ype C oop e r a t i o n wi t h Bosch Academic Startup (Exploration & Research) Phase Enterprise (Commercialization & Growth) Phase 2 020 (H 1 ) COVID - 19 N e w o wn e r s r e f o cu s e d o n com me r ci al i z a - ti o n and international growth 17 Note: 1) Production capacity for 2021 limited edition model expected to be a total of 500 vehicles, 311 of which have already been registered in Germany with the remaining vehicles expected to be manufactured in 2022. 2) GHG = Greenhouse gas (refers to GHG trading compensation under German law). 3) As of 18 th July 2022. All reservations are non - binding and may be withdrawn at any time. e.GO expects to produce up to 600 (2022 model) vehicles in 2022 and up to approximately 18,000 (2022 model) vehicles in 2023.

1 P R OV E N, UNIQUE & MODULAR MIC RO - FACTORY 3 4 5 INNOVATIVE & SU S TAINA B LE PRODUCT 2 18

Disruptive Innovation in 3 Di m ensions I N N O V A T I V E & S U S T A I N A B L E P R O D U C T DISRUPTIVE PRODUCT DISRUPTIVE PRODUCTION DISRUPTIVE ECO - SYSTEM D u r a bility 19 Usability • 3D Spac e F r am e ( S F ) • Use of simil ar ma t er ia ls as a v ia t io n indu st r y ( Alu mi num and Polym er f o r e xt e nded du r abi li t y) • Sma r t Skat e bo a r d de s i g n ( M u lt i - Pro d u c t Platf o r m) • “ F ut ur e - pr oo f ” bat tery ( s w ap and up g rade e nabl e d) • Distinctive driving experience as compared to other city BEVs 1) • I n no v a t i v e p oly meri c e xt er io r ( r ob ust , scra t ch and dent resistant) • Repair and customization reimagined (re - skin) • Production reimagined (no press - shop, no paint shop) • Tech - First Internet of Production (IOP) digital/IT architecture • 5G e nabl e d Mi c r oFac t or y • Low capex and scalable production designed to unlock dec e nt r aliz e d g r owth • Relatively smaller environmental footprint compared to other OEMs, based on optimized energy and water profile 1) • Ra p id p r od uc t io n t ime ( ag ile p r od uc t i o n co ncept ) Sustainability Profitability • Plug & Play co nn e c t i v i t y f o r an e nhanced user e x p er ience ( UX) • Connected cu sto mers w i t h di g i t al p la t f o r m ( e . GO Connect Œ Ap p ) • One of t he fi r st B EV t o unlo ck indi v id u al G H G 2) q uo t a t r adi ng in Ge r ma ny 1) • Ca r - 2 - Clo u d e nabl e s v a r io us a p p lic a t io n s No t e : 1 ) Man a ge m ent b e l ie f 2) GHG = Greenhouse gas (refers to GHG trading compensation under German law).

e.GO  s S m art I n te g ration Solution • R e du c t io n of develo pment t ime by al m ost 50% 1) • Integrating standardized components from reliable suppliers with global footprint is expected to re du ce e xecut io n r isk • Leveraging economies of scale using off - the - shelf components e.GO  s S m art B ody & Tooling Technology • R e du c t io n of t oo ls and dies ca p e x by al m ost 7 0% 1) • I n no v a t i v e and fl exi ble p r od uc t io n lines of ou r factories enable us to deliver multiple models of v e hicl e s at low co st e.GO  s S m art Skateboard Platform • We e x p e ct t o develop f u t u r e v e hicl e mo dels at a f r ac t io n of ca p e x as co m p a r e d t o t r adi t io nal a p p r oa ch by lar g e OE M s 1) • Flexibility to produce platform models in our current MicroFactory by way of a mixed model line ~70% Lower cost 1) Disrup tive S e ries Pro d uction 50% Less Time to M arket 1) + = 20 + Distinctive Vehicle D e sign S M A R T P L A T F O R M Note: 1) When compared to conventional products by established OEMs (referenced on slide 39); Management estimates.

Su b t l y urban A 4 - seate r that is easy to park and id e al for the c ity G re a t fun t o drive 80k W peak pow e r for maximum ag i lity T ru l y sustaina ble Lower environmental footprint 1) , assembled with select sustainable materials - including paint - free polymeric outer sk in and v egan l eather inter ior e.w ave X 23 inch Ultrawide D ata D isplay Up to 250 km City ran g e 11 kW Sm art c h arging / Swap U N I Q U E & E N V I R O N M E N T A L L Y S U S T A I N A B L E P R O D U C T 21 Note: General note that technical specifications subject to change. 1 ) C o m p a r e d t o t r a d it io n a l O E Ms.

D u rab i lity, Reusability and Value for Money In n ovative 3D Space Fr ame • Strong and corrosion - free aluminum space frame • Desi g ned t o b e lo n g e r l asti n g as co mpar e d t o t r ad iti o nal OE M s Ro b ust & Corros ion - Fr e e Pol y m eric E x t e rior • E li m i na t e d t he ne e d f or p a i n t i ng • Rust - free and more dent tolerant  lower repair costs • E a s y r e p lac ement e nabl e s r e f urb i shm e nt • Fewer tools required (no press) to build the car lowers ca p e x and man u f ac t u r i ng co s t s as co mpar e d t o t r ad iti o nal OEMs Long - Lasting E lectric Eng i ne • Po we r t r ai n e q u i p p e d wi t h r o b u st and lo w - v i br a t i o n el e c t r i c mo t o r • L o w we ar & te ar  lo w e r m a i n te n an c e co s t s as co mpar e d t o t r ad iti o nal d e si g n 1) • R e ar wh e el d r i v e  d i sti n c t i ve d riv i n g e xp e ri e n c e as c o m pa red to o th e r u rba n BE Vs S m art Ba t t e ry Solu t ion • S m art Batt e ry S ol u t i o n d e si g ned t o offer practicality and flexibility for u r b an m o b i l i t y • Desi g ned t o b e “ f u tu r e - pro o f” , e nab li ng se amless t e chn o lo g y upgrade • B a t t e r y e xc han g e e nab le d • E li m i na t e s ne e d f or ad d iti o nal cha r g i ng i nf r as t r u c t u r e • S i z i ng d e si g ned t o red u c e e l e c t ri c i ty c o n su m pt i o n an d m at e rial c o sts • E xpec te d se co nd li f e a p pli ca t i o n ( e . g ., s t a t i o nar y p o we r sy s t e m and /o r v e hi cle t o g r i d ) Note: 1) Referring to steel - based exterior and self - carrying body structure. 22 U N I Q U E & E N V I R O N M E N T A L L Y S U S T A I N A B L E P R O D U C T

Disruptive Design with Practicality & Purpose U N I Q U E & E N V I R O N M E N T A L L Y S U S T A I N A B L E P R O D U C T 23 Note: technical specifications subject to change.

D e livery repair 2 4 /7 At ten t ion / as sis ta n ce Inspections Repair S o ftware u p d at e s Refur b is h ment / remanufacturing H ar d ware up g ra d es Conn e c ted services DOTA 1) Warran ty and g u arant e e S e rvice packa g es FOTA 2) Sal e s Framework Agre e ment with R e li a ble Partners A F T E R S A L E S ( S E R V I C E ) S T R A T E G Y No t es: 1 ) Dia g nosi s O ve r T he A i r 2 ) Fla sh O ve r T he A i r • We cu rrently h a ve a greeme n ts with a lmos t 5 0 Bo s ch car services workshops in Germany, more expected to follow growth • Workshop partners trained and supplied by e.GO • 24 - month manufacturer’s warranty • P ro f es s ion a l p artner s h i p s : – A ss ist a n ce s e r vic es in c o oper ation with E u rop As sis tance – E x t e n d ed warr a n ty in c o oper ation with CarGarantie INN O VATIVE R EPAIR (RESKINNING) 24

“Future Proof” and Con v enie n t B A T T E R Y S W A P • Mult ipl e Cha rge Life s tations pla n ned • First 5 stations successfully launched since Nov ’21 • Workshop partners will be trained and supported by e.GO • Locations to enable inevitable beyond - city travels • Coverage intended to provide peace of mind a n d en h a n ce cus to mer ex p e r ience • e.GO Connect Œ App provides seamless d i g ital us e r ex p e r ience No t es: - G r ee n s t a t ions a r e c u rr en tl y i n o p e r a t i on - Grey stations are planned with gradual ramp up expected as demand increases in other locations - M ap i s sc he ma t i c an d sub je c t t o c ha n g e C H A R G E L I F E R emove Flash D i gital L o c ator Op t im i zed Coverage Con n ec ted Servic es R eplace G O! M a p p ed Sw a p Stations Check FU TU R E PR O O F EAS E O F FUTURE R EPAIR S 25 FUTURE U PG R ADES

Mult i - Dimensional IP Landscape 1 2 3 Pro d u ct I P M i cr o F a c t o r y IP I T - A r c h it e c t u r e , I O P & Cu s to m e r I nt e l l i g e n ce I P O V E R V I E W 39 C u rr e nt PCT Po t e n t i al** * G r an t e d , F i le d , P e nd i n g ** Plann ed PCT Po t e n t i al** ** Mo r e i n t h e Pipeline E xi s t i n g P at e n t P o r t f ol io Internationalization • Comp r e h e ns i ve I P and pa t e nt mi x • En h a nced pa t e n t i ng p r oc e ss s i nce 20 2 1 le d t o c o ns i d e r a ble po r t f olio incr e a s e • Fu r t h e r pa t e nt i d e a t i on and p r e pa r a t i on p r oc e ss comm e nced w i t h m or e i n t he pipeline • Shift towards globally filing patents • PCT* a pp r oach enabl e s multiplying and e xp a nding e .GO’s pa t e nt po r t f olio *PCT (Patent Cooperation Treaty) process allows applicants to simultaneously file patents in up to 156 countries. ** Total number of patents internationally. *** Current represents patents that are in preparation and expected to be filed in the next 6 - 12 months. **** Planned represents patents in the ideation phase; such patents are expected to be filed within the next 12 - 24 months. As o f b eg i nn ing of J u n e 2 0 22 26

1 2 4 5 P R OV E N, UNIQUE & MODULAR MIC RO - FACTORY 3 27

Enabl i ng Ear l y Breakeven with H i gh Capital Eff i ciency U N I Q U E M I C R O F A C T O R Y Classic OEM Facility Press Shop Body Shop Paint Shop Assembly Body Shop (Simplified) Assembly Traditional OEMs 2) Low Production Capex Req uir e m ent 1) C a p ex for a 30K Unit Out p u t ~ 7 0% T r a di tio n a l OEMs 2) Rap id Laun c h V ia A g ile P r oducti o n Concept 1 ) T ime to s ta rt of p rod u c tion for a 30K Unit Out p u t M icr oFa c tor y ~ 50% 2) T ra d it io n a l O E Ms a r e t ho s e r e fe r e nc e d o n s l ide 3 9. 28 Note: 1) Compared to traditional OEMs. Based on publicly available information and management estimates.

Pr o ven Perform a nce in Germ a ny First MicroFactory to Serve as Blue - Print for Replication F A C I L I T Y H I G H L I G H T S Decentralized MicroFactories • Aac h en MicroFactory forms t h e bl u e - p ri n t for decentrali z ed i n ter n atio n al gro w th ( s uch as in Sout h e a st E u rope) D i s r u p t i v e Pr o d u c t i o n Concept • E l imi n ation of Press and Paint S h op ena b les as s et ligh t , low ca p ex p ro d uction Int e r ne t of Pr o d u c t i o n • I n ternet of Production ( IoP) architecture ena b les a h igh de g ree of flexibility for a m u lti - derivative as s embly l i n e F i r s t F a c t o r y C o m p l e te d (2018) • Plot s i ze: 25, 0 00m² / 269, 0 98 f t 2 • Y e a rly capacity:3 0 , 0 0 0 v e h icles • F i n al as s embly ti m e per v e h icle: ~290 mi n ute s 1) No t e : 1 ) Man a ge m ent e st im a t e s . 29

D E C E N T R A L I Z E D P R O D U C T I O N Germany E s t ab l i s h ed & In Prod u ction Potential for Global Growth Enabled by MicroFactories x Decentralized x Est a b l ishi n g loc a l x Innovative x P oten t ial e l i g ibi l ity x Decentralized x P oten t ial r e d uction x Desi g n ed to footprint - r oots en han ces technology to a ccess loc a l production in t ran spo r t a tion en han ce a ccess to po t enti a l h e d ge t h e "I n - Coun t r y a tt ra cts loc a l Subsidies footprint cost a s well a s diversified a g a inst glob a l Value - Add" talent & Benefits more f av or a b l e sup p lie r s n etwork disruptions I mpo r t t a r iff 30

1 2 P R OV E N, UNIQUE & MODULAR MIC RO - FACTORY 3 5 INCREASING DEMAND F O R UR B AN E V S 4 31

Sweet Spot of Macro Trends and Market Drivers Sources: Company Analysis | Deloitte EV 2030 analysis, IHS Markit, EV - volumes.com | wall box. | Management estimates | 1 EU markets to be served from Aachen and Southeast European MicroFactories, estimate. Note: 1) Thereof 25.3m BEV. 25.3M units Estimated G l ob a l Total BEV s a les in 2030 (TAM) 20% Expected C A G R for City BEV Vo l ume Gro w th (EU 2021 - 20 2 7) ~3.0% e. G O a v g. M a rket Shar e 1 EU 2 02 2 - 27 (e) An n ual G lo b al EV S a les (mil l ion units) 202 0 – 20 30 o ut l oo k 2020 20 25e 20 30 e 2.5 11.2 31.1 1) P R O M I S I N G M A R K E T 32 ( e) es t ima t es

Focus on Durability, Reusability and Value for Money e.wave Twin g o ZE e - up! 500e e - 208 MINI Coop e r S E e S mart #1* Mod e l 3 Base List Price ( inc l . 1 9% Ge rma n V AT) €22,860 €28,000 €26,895 €27,990 €35,350 €35,700 €38,000 ~ €40 , 000 €53,870 R ange (km) 186 1 190 258 190 362 233 210 440 491 E f f iciency (kWh/ 1 00 k m) 1 5 .2 1 16.0 14.4 13.0 15.5 15.3 17.8 15.0 14.4 A l umin u m Space Frame x       n.a. x Sources: Company information (Renault pricelist 06/22, Fiat pricelist 06/22, Peugeot configurator, Mini pricelist 07/22, Honda configurator, Tesla website 07/22), www.adac.de, *estimates from www.ev - database.org Notes: 1 target urban range up to 250 km Worldwide Harmonized Light Vehicle Test Procedure (WLTP) (City) – estimation/subject to change For consistency, prices are MSRP as of July 2022 and reflect prices for the base model of each vehicle and do not include any increase or adjustment by OEMs as the case may be. M A R K E T P O S I T I O N I N G 33

Focus on Direct Customer Acc e ss Integrating Digital & Physical Touchpoints “ P H Y G I T A L ” S A L E S A P P R O A C H 36 0 ƒ O m ni Chan nel Ap p r o ach Cust o m e r J o u r ney wi t h di g it a l and p hysical t o uc h p o i nts ▪ 360 ƒ “ P h y g i t al ” Omnich a nn el approach ▪ Ph y s ical to uch p oints to en h a n ce the ex p e r ience ▪ Di g i tal to uch p oints to p ro vid e h i g h es t c o n ve n ience a n d ease ▪ Fully integrate d cus to mer ex p e r ience ( C X ) a n d us e r ex p e r ience (U X ) al ong the journey ▪ Uni q ue a n d i n n o v ative B ra n d Stores ▪ Ma j or e v ents a n d ro a d s h o w s acr o ss EU ▪ Co u n tr yw ide ro l l out p l a n s tart i n g with G e r ma n y a n d c e n tr al E u ro p e co mmen cing by Q 4 2 0 22 . DI G ITAL SAL ES SAL ES P ARTNER S webshop ROADSHOWS B 2 B & F LEE T B RAND & DESIGN STO R E S MOBILE STO R E S & PARTNERSHIPS 34

x Brand & E x p er ie nce Stor e s Multiple strategic partnerships in t he making Seam l e s s Digit al Us er Experience Note: 1) As of 18 th July 2022. All reservations are non - binding and may be withdrawn at any time. e.GO expects to produce up to 600 e.wave X vehicles in 2022 and up to approximately 18,000 e.wave X vehicles in 2023. - E xpect t o e xpand e .GO B 2 C and D 2 C acce ss significantly - An t i ci p a t e t hat t hi s will e nable us t o e ff i ci e n t ly g o - 2 - mar k e t - D ü s s e ldo r f and H ambu r g Succe s sfu lly lau nched ( S e p ’ 21) and co m p leted t h e ir mi s s io n ( F e b’22) - B erlin op e n e d ( M a y’22) 1 3.8 M Im p r e ssi o ns 1 0.6 M R e ach 2.2 M L i k e s I n t he 7 2 ho ur s f o ll o w ing t he e ve nt Stron g R e a c h wit h N eymar J r. as t he G l ob a l Brand Am b assador Dig i tization & Partnerships D I R E C T A P P R O A C H T O C U S T O M E R S 35 Total Reservations 1) 7,500+ for e.wave X: x 7 , 500+ (post lau nch e v e nt o n 0 5 . 0 5 . 2 0 2 2 )

Affordable, Practical, Sustainable and Fun! O U R M A R K E T I N G A P P R O A C H - Direct t a r g e t e d ma rke t ing - F oc us on t he e s s e nti als - Add re s s ing t he p r ac t ic a l majority Bu y I t w h ere y o u b u y y o u r sm artpho n e Ch arg e I t w h ere y o u c h arg e y o u r sm artpho n e Use sea m l e s s l y as y o u u se y o u r sm artpho n e 36

1 2 P R OV E N, UNIQUE & MODULAR MIC RO - FACTORY 3 4 STRONG GRO WTH CASE & ATT R AC T IVE FINANCIALS 5 37

2022 ( e st.) 2023 ( e st.) 2) F I N A N C I A L O V E R V I E W Growth and Glob a l Expansion Short - Term Man a geme n t Assumptions a n d T a rget s 1) ▪ Rev e n ue g ro wt h d rive n b y p h ase d Mic r oF act o ry ro ll out a n d mar k et entr ies ▪ S c al able b usines s mo d el b ase d on p ro of - o f - c o n c e p t A achen Mic r oF act o ry ▪ Co n tin u ous i n tr o d uct ion of add ition a l Mic r oF act o rie s p l a nn ed acr os s co n ti n ents ▪ E n h a n c e ment of loc al ec onomic value add & employm e n t enabli ng g o v e r n mental s u p p or t - 3 5 0 - 4 5 0 m m - 1 0 - 2 0 m m e . G O ’s 2 n d M i c ro F a c t o r y in So u th e as t E u rope e x p e cted to r e ach SOP b y end 2 0 23 Estimated M i c ro F a c t o r y ro ll - o u t time 18 - 24 months c. € 55 mm Factory cape x 3) Note: 1) 2022 est. – 2023 est. MicroFactories (except for Aachen) not fully owned by the company. Revenue expectations shown include interests held by outside shareholders. 2) Volume and revenue expectations from FY23 onwards gradually include sales from Southeast European MicroFactory. 3) Relating to MicroFactories outside Germany and Southeast Europe; land and building leased. Ve h i c l e Sale s Ex p ec t a tio n s (€) Management Assumptions Underlying Revenue Expectations - 1 5 , 0 0 0 – 1 8, 0 0 0 38 - 5 0 0 – 1 , 0 0 0 2022 ( e st.) 2023 ( e st.) 2) Volu m e Ex p ec t a tio n s (u n its)

Capex Int e nsity vs. I ndustry* F I N A N C I A L O V E R V I E W 8 , 7 5 0 1 ,8 3 3 - 7 9 . 1% 1 ,8 3 3 8,000 - 7 7 . 1% 34 , 2 8 5 1 ,8 3 3 - 94 . 7% *Sources: Publicly available information, Company Announcements in Q1’22 F a c t o r y C a p e x ( € per u n i t ) F a c t o r y C a p e x ( € per u n i t ) F a c t o r y C a p e x ( € per u n i t ) 39

Expected Key Use of Funds Post Transaction F I N A N C I A L O V E R V I E W Growth C a pit al S a les & M ark e t i ng Product Dev e lopme n t Informat i on T e c h n o logy G & A • Growth correlated capital to execute on Aachen MicroFactory bu s i n e s s pl a n • Gr o w t h cor r e l a t e d e x p a n s i o n of sales f u n c t i o n s • Efficient marketing spend on diversified go - to market strategy • Continuous innovation and product improvement of existing p l a t f o r m (e . w a v e ) • Development and roll out of the 2024 platform (e.rise) • Growth correlated IT spend, upgrades & expansion • E x p a n s i o n of af t e r s a l e s f u n c t i o n s i n l i n e w it h g r o w th • G o v e r n a n c e , co m p l i a n c e , l e g a l a n d i n v e s t o r r e l a t i o n s 40

e.G o Ro ll over Equ i ty Tr a n s a c t i on H i g h lig h t s Valuation • $913 M E n t e r p r i se Valu a t i o n t o M a r k e t • Implied pre - money market capitalization of $806M (1) • Inclu d e s 3 0 M sha r e p e r f o r manc e - b as e d e a rn o u t f or e .GO sha r e h old e r s • Im pli e d p r o f o r ma mar k e t ca p it ali z a t i o n o f $1.1B Financing • Transaction expected to provide gross proceeds of up to approximately $285M to e.GO • Up to $235M cash in trust before the impact of redemptions • e .GO i n t e nd s t o r ai se $ 5 0 M i n d e b t f i nanci ng • Up to $150M expected to be made available under a Standby Equity Purchase Agreement (“SEPA”) D e al S t r u c tu re • e.Go shareholders rolling 100% of their equity and expected to own a pro forma equity ownership of 71.8% excluding the effects of warrants Pr o Forma O wn e rsh i p I m p li e d S our c e s & U ses Note: • No debt or cash on balance sheet prior to transaction • Assumes 0% redemptions from the $235M cash in trust. Excludes any interest earned or withdrawn from the trust. • Assumes 110.1M pro forma shares outstanding at $10.20 per common share • All charts and tables exclude 12.03M SPAC warrants held by shareholders. All SPAC warrants have a strike price of $11.50 per common share • (1) Market capitalization includes 30M e.GO shares deferred at closing with vesting 5M shares at each of $12.50/share, $15.00/share, $20.00/share, $25.00/share, $30.00/share, and $35.00/share P ro Fo r m a O w n e rs h ip 1 2 3 2 Public Shareholders 23.0 20.9% 3 Sponsor Shares 8.1 7.3% S ou r ces ($M) U s es ($M) $ 8 0 6 (1) E quity to e . G o 23 5 Cash to B a l a n c e S h ee t $806 (1) 260 Pr o Forma V a l u a t i on PF Shares Outstanding (M) 110.1 S har e P r ice ($ ) $10.20 PF Equi t y V al u e ($ M) $1,123 ( + ) P F D e b t ($ M) $50.0 ( - ) P F C a s h ($ M) ($259.6) PF Enterprise Value ($M) $913 1 S ha r es ( M) % O w n. 79.0 (1) 71.8% The T rans a ction 41 Intended Debt Financing 50 Est. Transaction Expenses 25 Total $1,091 Total $1,091 e . G o Rollo v er Cash in T rust OVERVIEW

N ex t . e . G O M o b ile SE L i l i e nth a l str a ss e 1 520 6 8 Aa c hen Germany